Supplement Dated January 14, 2014

To

Prospectuses Dated April 29, 2013

This supplement is intended for distribution with prospectuses dated April 29, 2013 for variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, as applicable. The affected prospectuses bear the titles:

Accumulation VUL Corporate VUL Protection Variable Universal Life Protection VUL 2012 Survivorship Variable Universal Life	Majestic VULX Majestic Survivorship VULX Majestic VCOLIX

Effective December 1, 2013, we amend and restate the expense information contained in the table of Portfolio Annual Expenses for the following funds:

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Operating Expenses
Lifestyle Aggressive[1,2]	0.04%	0.00%	0.03%	0.88%	0.95%
Lifestyle Balanced[1,2]	0.04%	0.00%	0.02%	0.68%	0.74%
Lifestyle Conservative[1,2]	0.04%	0.00%	0.02%	0.65%	0.71%
Lifestyle Growth[1,2]	0.04%	0.00%	0.02%	0.70%	0.76%
Lifestyle Moderate[1,2]	0.04%	0.00%	0.02%	0.67%	0.73%

1	“Acquired Fund Fees and Expenses” are based on the estimated indirect net expenses associated with the portfolio’s investment in underlying funds (each an “Acquired Fund”) and are included in the portfolio’s “Total Fund Operating Expenses.” The “Total Fund Operating Expenses” shown may not correlate to the portfolio’s ratio of expenses to average net assets shown in the financial highlights section of the prospectus for the portfolio, which does not include “Acquired Fund Fees and Expenses.”
2	John Hancock Investment Management Services, LLC (“JHIMS”) has contractually agreed to limit other portfolio level expenses to 0.00%. These expenses consist of operating expenses of the portfolio, excluding advisory fees, 12b-1 fees, short dividends, acquired fund fees, taxes, brokerage commissions, interest expenses, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The current expense limitation agreement expires on April 30, 2017 unless renewed by mutual agreement of the portfolio and JHIMS based upon a determination that this is appropriate under the circumstances at that time. The fees shown in the table do not reflect this waiver. If this waiver had been reflected, the “Total Fund Operating Expenses” for the portfolios would be as indicated below. For more information, please refer to the prospectus for the underlying portfolio.

Portfolio	Total Fund Operating Expenses	Portfolio	Total Fund Operating Expenses
Lifestyle Aggressive	0.92%	Lifestyle Growth	0.74%
Lifestyle Balanced	0.72%	Lifestyle Moderate	0.71%
Lifestyle Conservative	0.69%

Effective March 3, 2014, we amend and restate the investment objectives of the Lifestyle portfolios contained in the Table of Investment Options and Investment Subadvisers as follows:

Portfolio	Portfolio Manager	Investment Objective

Lifestyle Aggressive	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses. The portfolio normally invests primarily in underlying funds that invest primarily in equity securities. The portfolio may also use certain risk management techniques to seek to manage volatility of returns and limit the magnitude of portfolio losses.

Lifestyle Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses. The portfolio normally invests primarily in underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed-income securities. The portfolio may also use certain risk management techniques to seek to manage the volatility of returns and limit the magnitude of portfolio losses.

Lifestyle Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses. The portfolio normally invests primarily in underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed-income securities. The portfolio may also use certain risk management techniques to seek to manage the volatility of returns and limit the magnitude of portfolio losses.

Lifestyle Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses. The portfolio normally invests primarily in underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed-income securities. The portfolio may also use certain risk management techniques to seek to manage the volatility of returns and limit the magnitude of portfolio losses.

Lifestyle Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses. The portfolio normally invests primarily in underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed-income securities. The portfolio may also use certain risk management techniques to seek to manage the volatility of returns and limit the magnitude of portfolio losses.

You should read this supplement together with the prospectus for the contract you purchased, and retain both for future reference.

Prior to making any investment decisions, you should carefully review your product prospectus and all applicable supplements. In addition, you should review the prospectuses and applicable supplements for the underlying portfolios that we make available as investment options under the policies. The prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the portfolios. In the case of any of the portfolios that are operated as feeder funds, you should also review the prospectus for the corresponding master fund. If you need to obtain additional copies of any of these documents, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

333-141692	333-141693
333-148991	333-148992
333-151630	333-151631
333-152406	333-152407
333-153252	333-152408
333-179570	333-153253
333-152409	333-179571

VLI ProdSupp VL1 1/2014

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